SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 3, 1999
                                                            -----------

                                META GROUP, INC.
             -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


           DELAWARE                      0-27280                06-0971675
           --------                      -------                ----------
(State or other jurisdiction of (Commission file number) (I.R.S. Employer incorporation or organization) Identification No.)


208 Harbor Drive, Stamford, CT                                        06912
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number including area code: (203) 973-6700
                                                   --------------
                           No change since last report
             ------------------------------------------------------
             (Former name or address, if changed since last report)

Item 5.  Other Events
---------------------

     On May 3, 1999, the Registrant announced (i) the results for the fiscal quarter ended March 31, 1999 and (ii) an authorization to expand the Company's stock repurchase program to a total of 2.4 million shares of its Common Stock from 1.2 million shares previously authorized on April 14, 1999, as more fully described in Registrant's press release dated May 3, 1999 incorporated herein by reference (and attached hereto as Exhibit 99.1).

Item 7.  Financial Statements and Exhibits
------------------------------------------
     (c)      Exhibits.

              99.1     Press release dated May 3, 1999.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          META GROUP, INC.



                                          By: /s/ Dale Kutnick
                                          --------------------
                                          Dale Kutnick
                                          President, Co-Research Director, Chief
                                          Executive Officer  and Chairman of the
                                          Board of Directors



Dated: May 4, 1999